EX-10.4

                 SECURITIES PURCHASE AND SUBSCRIPTION AGREEMENT

         This SECURITIES PURCHASE AND SUBSCRIPTION AGREEMENT (the "AGREEMENT") is made as of July 17, 2006, by and among Vaughan Foods, Inc., an Oklahoma corporation (the "COMPANY"), and the undersigned (the "PURCHASER").

                                   WITNESSETH:

         WHEREAS:

         A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT").

         B. The Company desires to issue and sell, upon the terms and conditions set forth in this Agreement: 10% unsecured promissory notes of the Company, substantially in the form attached hereto as EXHIBIT A, in the aggregate principal amount of up to One Million Five Hundred Thousand Dollars ($1,500,000) (the "NOTES"); and such number and type of equity securities of the Company as shall be determined in accordance with the provisions of this Agreement (the "ADDITIONAL SECURITIES" and together with the Notes hereinafter called the "SECURITIES").

         C. Purchaser wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of Notes as is set forth immediately below its name on the signature page hereto, together with the Additional Securities obtainable upon such purchase of Notes as provided in this Agreement.

         D. Contemporaneous with the Closing (as defined below), (a) the parties hereto will execute and deliver a Registration Rights Agreement, substantially in the form attached hereto as EXHIBIT B-1 (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide to Purchaser (and all other purchasers that execute agreements substantially identical to this Agreement) (collectively, the "PURCHASERS") certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws for the Additional Securities (the "PURCHASERS REGISTRATION STATEMENT") and (b) Mark E. Vaughan and Vernon J. Brandt, Jr. (collectively, the "PLEDGORS")will execute and deliver Security and Stock Pledge Agreement, substantially in the form attached hereto as EXHIBIT B-2 (the "STOCK PLEDGE AGREEMENT"), pursuant to which they will pledge, on a non-recourse basis, all of its right, title and interest in and to Allison's Gourmet Kitchens, Limited Partnership ("ALLISON'S") as collateral security for the repayment of the Notes.

         NOW THEREFORE, the Company and the Purchaser hereby agree as follows:

                                   ARTICLE ONE

              PURCHASE AND SALE OF NOTES AND ADDITIONAL SECURUITIES
              -----------------------------------------------------

                  1.1 PURCHASE OF SECURITIES. On the Closing Date (as defined below), the Company shall sell to the Purchaser and the Purchaser agrees to purchase from the Company;

                  (i) such principal amount of Notes as is set forth immediately below such Purchaser's name on the signature pages hereto (the "PURCHASED NOTE"); and

                  (ii) such Additional Securities, as shall be determined in accordance with Section 1.2 hereof.

                  1.2 ADDITIONAL SECURITIES. The Company hereby agrees that, in addition to the Purchased Note, the Purchaser shall be entitled to the Additional Securities as follows:

                  (i) If at any time after the date hereof and prior to June 30, 2007 the Company shall have sold any equity securities (whether common stock, preferred stock, warrants options or any combination thereof, such securities hereinafter referred to as the "QUALIFIED SALE SECURITIES") in a transaction or series of related transactions wherein the gross proceeds received by the Company equal or exceed $5,000,000 (a "QUALIFIED SALE"), then upon the closing of the first such Qualified Sale, the Company shall deliver to the Purchaser such number or numbers of securities identical to the Qualified Sale Securities as shall have a value equal to one-half of the principal amount of the Purchased Note (such value to be based upon the gross purchase price (before deductions for fees, commissions, discounts or expenses) for the Qualified Sale Securities in such Qualified Sale). Any such securities issued to Purchaser shall have the same cusip numbers as the corresponding securities in the Qualified Sale.

                  (ii) If a Qualified Sale shall not have occurred on or prior to June 30, 2007, but the Purchased Note shall have been repaid in full on or prior to such date, then on July 1, 2007 the Company shall issue to the Purchaser that number of shares of its common stock as shall equal one-half of the original principal amount of the Note divided by $4.00.

                  (iii) If a Qualified Sale shall not have occurred on or prior to June 30, 2007, and the Purchased Note shall not have been repaid in full on or prior to such date, then on July 1, 2007 the Company shall issue to the Purchaser that number of shares of its common stock as shall equal the original principal amount of the Note divided by $4.00.

The number of shares to be delivered pursuant to clause (ii) of this Section 1.2 assumes that the Company has 5,000,000 shares issued and outstanding. If the number of shares actually issued and outstanding on July 1, 2007 is more or less than 5,000,000, the $4.00 divisor shall be adjusted up or down so that the product of the number of shares issued and outstanding and the divisor is $20,000,000.

                  1.3 FORM OF PAYMENT. Currently with the execution of this Agreement the Purchaser shall remit to Hagen O'Connell LLP (the "ESCROW AGENT") an amount equal to the principal amount of the Purchased Note (the "PURCHASE PRICE") by either (i) wire transfer of immediately available funds to the Escrow Agent at Wells Fargo Bank, 1300 SW Fifth Avenue, 11th Floor, Portland Oregon, Account Name: Hagen O'Connell LLP (Vaughan Escrow), Account No.: 7912-028938, ABA Routing No. 121000248 or (ii) a check made payable to Hagen O'Connell LLP, Bank of America Financial Center, Suite 1500, 121 SW Morrison, Portland, Oregon 97204 (Vaughan Escrow). The Purchase Price shall be held in escrow by the Escrow Agent pending the Closing or the termination of this Agreement. At the Closing, the Purchase Price shall be released from escrow and paid to the Company and the interest earned thereon (if any) shall be distributed to the Purchaser. If the Closing shall not have occurred and this Agreement shall have been terminated, the Escrow Agent shall return the Purchase Price together with the interest earned thereon (if any) to the Purchaser and the Company shall thereafter have no further obligation to the Purchaser.

                  1.4 CLOSING. The closing of the transactions to be effected hereunder (the "CLOSING") shall be held at 10:00 A.M. on the business day on which the satisfaction or waiver of the last of the conditions set forth in Article Five has occurred, or at such other place or at such other time as the Company and the Purchaser may mutually agree (the "CLOSING DATE"); provided that if the Closing has not occurred prior to 5:00 PM Pacific time July 15, 2006 this Agreement shall automatically terminate.

                  1.5 DELIVERY OF PURCHASED SECURITIES. At the Closing, the Company shall deliver to the Purchaser the Purchased Note, duly executed on behalf of the Company. The Company shall deliver to the Purchaser the Additional Securities within five days after the determination of the type and number thereof.

                  1.6      ALLOCATION   OF  PURCHASE   PRICE.   For  income  tax
purposes, the Purchase Price will be allocated to the Purchased Note and the Additional Securities based on their relative fair market values.

                  1.7 COMMISSION PAYMENT AND LOAN REPAYMENT. The Purchaser is aware that the Company has retained the services of Paulson Investment Company, Inc. ("PAULSON") to act as a Placement Agent in connection with the sale of the Notes and that Paulson shall be entitled to a selling commission equal to 8% of the gross proceeds received by the Company in connection with the sale of the Notes and reimbursement of up to $10,000 of expenses incurred in connection therewith.

                                   ARTICLE TWO

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to the Purchaser as follows:

                  2.1. NO VIOLATIONS. The making and performance by the Company of this Agreement does not violate any provision of law or of the Articles of Incorporation or Bylaws of the Company, nor does it result in a breach of or constitute a default under any agreement, indenture or other instrument to which the Company is a party or by which the Company may be bound, where such breach or default would have a material adverse effect on the Company.

                  2.2. DUE AUTHORIZATION; VALIDITY. This Agreement has been duly authorized, executed and delivered and is a valid and binding Agreement of the Company and the Promissory Notes to be issued hereunder by the Company will be valid and binding obligations of the Company in accordance with their terms.

                  2.3. CORPORATE REQUIREMENTS. The Company (i) is a corporation duly organized and existing in good standing under the laws of the State of Oklahoma; (ii) has the power and authority to own the properties and assets which it purports to own and to carry on its business as now conducted;
(iii) has the power and authority to execute and deliver all documents required hereunder; and (iv) to the best of its knowledge, has complied with all filing and other requirements of Federal, State and local laws, insofar as such laws relate to its doing business.

                                  ARTICLE THREE

                                    COVENANTS

                  3.1. ALLISON'S. On or prior to the date on which the Additional Securities shall be issued (the "ISSUE DATE"), the Company shall acquire all of the equity interests or all of the operating assets of Allison's.

                  3.2. CHARTER AMENDMENT. The Purchaser acknowledges that as of the date hereof, the Company's authorized capital consists of 600 shares of common stock, par value $1.00 per share. On

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


or prior to the Issue Date, the Company shall take all corporate action necessary to amend its Articles of Incorporation to increase its authorized capital so as to permit the issuance of the Additional Securities and shall reserve a sufficient number of shares of its capital stock to provide for the issuance of the Additional Securities (as well as shares of capital stock underlying any options, warrants or convertible securities included in the Additional Securities).

                                  ARTICLE FOUR

                                  THE PURCHASER

                  4.1      PURCHASER   REPRESENTATIONS   AND   WARRANTIES.   The
Purchaser represents and warrants to the Company that:

                  (a) The Purchaser understands and acknowledges that the Securities are being sold by the Company without registration under the Securities Act of 1933, as amended (the "1933 ACT"), and state securities laws in reliance on the exemptions from registration set forth in sections 3(b) and 4(2) of the securities law exemptions.

                  (b) The Securities are being acquired by the Purchaser for the Purchaser's own account for long-term investment and not with a view to the distribution thereof, and with no present intention of selling or otherwise disposing of the Securities or any part thereof. The Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Securities in any manner. The Purchaser is not aware of any present circumstances that are likely to promote the Purchaser's future disposition of the Securities.

                  (c) The Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act, as indicated by the Purchaser's responses to the Confidential Purchaser Questionnaire attached hereto as EXHIBIT C (the "QUESTIONNAIRE"), the Purchaser is able to bear the economic risk of an investment in the Securities and the Purchaser understands that because the Securities will be sold without registration under the 1933 Act, the Purchaser must hold the Securities indefinitely and cannot sell, exchange, assign, transfer, gift, pledge, encumber, hypothecate or otherwise dispose of the Securities except pursuant to an exemption from the registration provisions of the federal and state securities laws, the availability of which must be satisfied to the Company in its discretion.

                  (d) The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the prospective investment in the Company; the Purchaser has received and reviewed all information requested of the Company and, based on such review, understands and has evaluated the merits and risks of the prospective investment in the Company, and has decided to purchase the Securities.

                  (e) The Purchaser has had the opportunity to ask questions and receive answers concerning the Company, as well as the terms and conditions of the offering of the Securities, and to obtain additional information reasonably available to the Company and any persons acting on the Company's behalf, necessary to verify the accuracy of any information provided to the Purchaser, and the Purchaser has received all of the information the Purchaser has requested to the extent that such information is reasonably available to the Company. The Purchaser requires no additional information to evaluate fully the merits and risks of a prospective investment in the Company.

                  (f) The Purchaser has received and has read carefully the Executive Summary, the

Risk Factors, the audited financial statements for the years ended December 31, 2005 and 2004 and the unaudited balance sheets and statements of operations for the three months ended March 31, 2006 and 2005 of the Company and of Allison's, copies of which are annexed hereto as EXHIBIT D. The Purchaser further understands that any investment in the Securities may involve material risks in addition to those disclosed in the "Risk Factors," which does not purport to be an exhaustive list of all material risks involved with an investment in the Securities.

                  (g) The Purchaser understands that the Company is relying on the accuracy of statements contained in this Agreement and the Questionnaire in connection with the sale of the Securities, and the Securities would not be sold to the Purchaser if any statement contained in this Agreement or the Questionnaire were untrue; and all other offerees or purchasers of the Securities may rely on the accuracy of statement contained in this Agreement and the Questionnaire in connection with any matters relating to the offer or sale of the Securities.

                  (h) The Purchaser acknowledges that the Company has advised the Purchaser that in accordance with the provisions of Section 1.6 hereof, a portion of the Purchase Price will be allocated to the Purchased Note and the Additional Securities based on their relative fair market values, and that therefore the Purchaser will be required to report as interest income the difference between the amount allocated to the Purchased Note and 100% of the principal amount of the Purchased Note. The Purchaser further acknowledges that the Company has advised the Purchaser that such allocation is not binding on the Internal Revenue Service which may take the position that the portion of the Purchase Price to be allocated to the Purchased Note should be less, thereby increasing the amount of interest income to be recognized by the Purchaser. The Purchaser represents to the Company that Purchaser has relied on the Purchaser's own tax counsel as to all tax matters with respect to the purchase of its Securities, including without limitation the application of Internal Revenue Code Sections 1271 et. seq., regarding "original issue discount" to the Purchased Note.

                  (i) The Purchaser shall immediately notify the Company if, for any reason, any of the statements contained herein or in the Confidential Purchaser Questionnaire become inaccurate at any time from the date hereof until the Closing, and the Purchaser understands that the continued accuracy of the statements contained herein and in the Confidential Purchaser Questionnaire is of the essence to the sale of the Securities.

                  (j) The Purchaser shall indemnify the Company and all persons acting on their behalf and hold them harmless from any and all liability, damage, cost or expense, including but not limited to attorneys' fees, incurred on account of or arising directly or indirectly out of any inaccuracy in the subscriber's representations in this Agreement or the Questionnaire or any disposition of all or any portion of the Securities subscribed for hereunder in violation of his representations in this Agreement and the Questionnaire.

                  (k) The Purchaser has relied on the Purchaser's own legal counsel to the extent the Purchaser has deemed necessary as to all legal matters and questions presented with reference to the offering and sale of the Securities.

                  (l) The Purchaser has relied on the Purchaser's own accountant or other financial advisor and/or his or her own financial experience as to all financial matters and questions presented with reference to the purchase of the Securities.

                  (m) The Purchaser has relied on the Purchaser's own analysis and evaluation (or the analysis and evaluation of its professional advisors) of the Company, its products and services, the technology issues involved and the market in which the Company intends to operate.

                  (n) The Purchaser fully understands the terms, conditions and consequences relating to the offering of the Securities and understands the Purchaser may have to hold such Securities indefinitely.

                  4.2 PURCHASER COVENANTS. In the event the Company proposes to complete an underwritten public offering subsequent to the Closing Date, the Purchaser will execute a "lock-up" agreement containing such terms, conditions and provisions as may be required by the managing underwriter of such offering, not to exceed one year; PROVIDED, HOWEVER, in no event shall the Purchaser be subject to a lock-up agreement that is more restrictive than that executed by the Company's officers, directors, and the holders of 5% or more of the Company's common stock.

                                  ARTICLE FIVE

                       CONDITIONS PRECEDENT TO THE CLOSING

         The obligations of the parties pursuant to this Agreement are subject to the satisfaction at the Closing of each of the following conditions; provided, however, that the parties may, in their sole discretion, waive any of such conditions and proceed with the transactions contemplated hereby:

                  5.1. SALE OF SECURITIES. The Company shall have received and accepted executed agreements relating to the sale of Notes (including the Purchased Note) and Additional Securities for a gross purchase price of $1,500,000 and shall be prepared to close with respect thereto.

                  5.2 ANCILLARY AGREEMENTS. The Company shall have executed and delivered the Registration Rights Agreement and the Pledgors shall have executed and delivered the Stock Pledge Agreement to the Purchasers.

                                   ARTICLE SIX

                                  MISCELLANEOUS

                  6.1. GENDER. The neuter pronoun, when used herein, shall include the masculine and feminine and also the plural.

                  6.2 CHOICE OF LAW. This Agreement has been delivered in the State of Oklahoma and shall be construed in accordance with the laws of Oklahoma. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, such provision shall be ineffective to the extent of such prohibition without invalidating the remainder of such provision or the remaining provisions of this Agreement. With respect to any claim or action arising under this Agreement, the Company hereby (i) irrevocably submits to the jurisdiction of the courts of the state of Georgia and the United States District Court located in the city of Moore, State of Oklahoma, and (ii) irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party. Nothing in this Agreement will be deemed to preclude the Purchaser from bringing an action or proceeding in respect hereof in any other jurisdiction.

                  6.3 SUCCESSOR AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto. The rights and privileges of Purchaser hereunder shall inure to the benefit of Purchaser's heirs, legal representatives, successors and assigns. Notwithstanding the foregoing, (i) the Company may not assign its obligations under this Agreement without the consent of the Purchaser and (ii) Purchaser may assign or transfer any of its rights hereunder subject to providing the Company with evidence reasonably acceptable to the Company that such assignment or transfer will not violate or require registration under any applicable federal or state securities law or regulation.

                  6.4. SEVERABILITY. If any provision of this Agreement or of any of the documents executed in connection herewith or the application thereof to any party thereto or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and of such documents and the application of such provisions to any other parry therein or circumstance shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

                  6.5.     SURVIVAL.   All   representations,   warranties   and
covenants made in this Agreement shall survive the execution and delivery of this Agreement.

                  6.6. COUNTERPARTS. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original but all of which, when taken together, shall constitute one and the same instrument.

                  6.7. ACCREDITED INVESTOR REPRESENTATION. Purchaser shall deliver to the Company, together with an executed copy of this Agreement, a completed Questionnaire, and by executing this Agreement, Purchaser represents and warrants that it is an "accredited investor" as that term is defined under Regulation D of the Securities Act of 1933, as amended. Purchaser further agrees that notwithstanding anything else contained in this Agreement, at the time of any investment decision by Purchaser, the Company may require, as a condition to such investment decision or conversion, that Purchaser provide reasonable evidence and make reasonable representations and warranties regarding its status as an "accredited investor" as of the time of the investment decision.

                  6.8. AMENDMENT AND WAIVER. This Agreement may be amended or modified upon the written consent of the Company and the Purchaser, and any provision may be waived only in writing, by the party waiving such provision.

                  6.9 NOTICES. All notices, requests, demands and other communications which are required to be or may be given under this Agreement to any party to any of the other parties shall be in writing and shall be deemed to have been duly given when (a) delivered in person, or (b) the day following dispatch by an overnight courier service (such as Federal Express or UPS, etc.) to the party to whom the same is so given or made:

         If to the Company
              addressed to:                 Vaughan Foods, Inc.
                                            216 Northeast 12th Street
                                            Moore, Oklahoma 73160
                                            Attention:  Chief Executive Officer


         If to Purchaser addressed to:      The address set forth on the
                                            signature page hereto.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered under seal, the day and year first above written.



VAUGHAN FOODS, INC.




        /s/ Mark E. Vaughan
---------------------------
Name:    Mark E. Vaughan
Title:   Chairman and CEO



PURCHASER:



-----------------------------------

Print Name of Purchaser:__________________________
Print Title of Purchaser (if Purchaser is not an individual):_________________ Tax I.D. # of Purchaser: _________________________
Aggregate amount invested: _______________________


Address: ______________________________
         ______________________________
         ______________________________


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